SUPPLEMENT DATED SEPTEMBER 1, 2010

To the variable annuity prospectus dated May 1, 2010, as supplemented June 1, 2010, of:
Allianz Rewards®
Allianz Alterity®
Allianz ConnectionsSM
Allianz VisionSM
Allianz VisionSM New York

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	At a meeting held June 9, 2010, the Board of Trustees of the Allianz Variable Insurance Products Trust approved the merger of the following Acquired Fund into the corresponding Acquiring Fund.

Acquired Fund	Acquiring Fund
AZL Allianz AGIC Growth Fund (formerly, AZL OCC Growth Fund)	AZL BlackRock Capital Appreciation Fund

Completion of the merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund.  Proxy materials regarding the merger were distributed to shareholders of the Acquired Fund in August of 2010. A special meeting of shareholders to consider the merger will be held on October 13, 2010.  Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective as soon as practicable following shareholder approval.

PRO-002-0510